Calvert Social Investment Fund

Annual Report
September 30, 1995

Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)


To Open an Account:
800-368-2748
Yields and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745
Service for
Existing Account:
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing
Impaired:
800-541-1524
Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807
Principal
Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

A Note From The Chairman

Dear Investor,
     This past year has been highlighted by accomplishments and challenges. The financial markets have been quite strong and our Money Market, Managed Growth, and Bond Portfolios have produced respectable returns of 5.1%, 18.2%, and 12.6% respectively. You will recall that we added an additional manager to the Managed Growth Portfolio, NCM Capital Management, Inc., a minority firm, and they have added good value to our returns. Last year we hired a new manager for the Equity Portfolio, Loomis Sayles & Co. Their performance of 12.4% has been disappointing considering the strength of the equity markets, and we are reviewing that situation closely. The enclosed report provides more details on the management of the portfolios.

The Economy
The economy continues on a satisfactory trend with low inflation and low interest rates forecasted. Only an unexpected or extreme external event could jeopardize the moderate growth expectations. While we as investors may be satisfied with the corporate profit and financial market returns due to the corporate restructurings and productivity enhancements, we as citizens must also be aware that working America has not necessarily benefited from much of this activity _ real wages for a large sector of our society have not improved. As a society, we must place more emphasis on retraining and education for the challenges of the changing global marketplace.


Special Equities
One such investment our Fund made this year was to help a small company provide remedial and other courses through the Internet to upgrade skills, particularly for working people who would otherwise have a hard time commuting to class. The company, University On Line, is rolling out an exciting concept between teachers and their accredited schools to fashion courses directly to address these needs.
     You recall that we occasionally make small investments into small private companies for the purpose of seeding companies who can later make an important contribution to our society. University On Line is one example; another is Calypte Biomedical, which has developed a highly accurate urine test for HIV. If these companies eventually go public, the Fund could earn a good profit on the investment. Continuing with our biomedical concerns, we also helped start another AIDS related effort with the National Association of People with AIDS. MedExpress, their new mail order drug company, will provide prescriptions and "caring service" at low cost to their members.
     Another investment was into the company, Take the Lead. They sell clothing with environmental themes that have a substantial recycled content, thereby increasing awareness among youth. Finally, an investment was made into Profund, a group that invests in smaller banks in Latin America that promote microenterprise development on a for-profit basis.
     Evaluating these types of investment opportunities requires a lot of work. Very few mutual funds in the country take the time to help nourish these small, not yet public, enterprises. We believe these efforts are important as these visionary entrepreneurs and their companies have a chance someday to make a strong impact statement in our society. Your collective support of the Fund allows us to set aside a small percent of Fund assets to take the risk and help these young and important companies grow.

High Social Impact
While our Special Equities program is intended to produce good financial returns_we are expecting to have more winners than losers_we also put aside one percent of our assets into some social programs with less than market returns to further issues of social justice. We have not lost any money on this program and we do expect, and have been getting, nominal positive returns.
     One recent investment was into the New Mexico Community Loan Fund, which provides professional business assistance to small businesses and affordable housing organizations. This non-profit loan fund was created in 1989 by members of the New Mexico Conference of Churches and others with the goal of helping create more wealth among low income New Mexicans. For example, one borrower, the Drakes, developed a plant fertilizer from leftover fish wastes from their fishing business. They used a loan to buy a bar coding device so their product could be sold in the local Wal-Marts. Their business appears to be successful and their only customer complaint, they say, was from one man who said he now has to mow his grass too much. We should also note that, to date, this loan fund has had no defaults.

Shareholder Activism
Our Social Research Department continues to be quite active in carrying on dialogues with our companies on various social issues. Typical was a meeting with the officials of Intel earlier this year. While Intel has incorporated energy saving technology into its products and has phased out the use of some toxic chemicals, we expressed a concern about some of its other pollution prevention programs, on its substantial use of water in its chip making process, and on its standards for international operations.
     Other activities in pressuring companies to be socially accountable:
We engaged TelMex in a lengthy dialogue on issues pertaining to its responsibility to its workers given the effects of the devaluation of the peso; we approached Chemical Bank seeking reassurances that, in merging with Chase Manhattan, the bank's home mortgage lending and other activities will continue to adequately serve low income and minority customers; we initiated dialogue with several U.S. retailers regarding the appropriate use of sourcing from domestic and overseas contractors; another major company published its first social report to shareholders, pursuant to the terms of withdrawal of an EEO shareholder resolution filed by Calvert; and we continue to put pressure on the Glass Ceiling Commission to include mandatory corporate disclosure as one of its recommendations for shattering the glass ceiling.
     In all, we urged companies to adopt ethical sourcing standards that prohibit the use of forced labor and child labor and include environmental, human rights and labor rights standards.
     While our victories are generally small ones, you can be sure that we are out there asking the kinds of questions that remind these companies that they have investors who support them in doing the right thing towards all their stakeholders in their pursuit of profits.

Calvert Walks its Talk
Congratulations are in order to Calvert Group for again being selected by Working Mother magazine as one of the "100 Best Companies for Working Mothers." Personnel Journal also awarded Calvert Group its 1995 Optimas Award in the Quality of Life category, which goes each year to a company "that takes a proactive approach to the quality of life for individual employees. This year's award goes to Calvert Group for aligning its company culture with its socially responsible products."

Focus Groups
Recently, Calvert ran some focus group meetings with a few Fund shareholders across the country. The consultants were genuinely surprised at the sophistication and awareness of our shareholder base. We will continue to work hard to earn the trust that you have placed in us by furthering our model investment program for people who care about the larger issues. In so doing, we are also looking for better ways to communicate with our shareholders and provide greater opportunities for involvement. Creating a dedicated Website for your views and opinions is one such program.
     Your support has been vital to creating the Fund. We all look forward to making the investment process in our society serve our true needs and values, and as important, for that of our future generations.

Thank you.

Sincerely,

(signature)

D. Wayne Silby
Chairman, Board of Trustees
October 31, 1995


Annual Report_September 30,1995
Calvert Social investment fund

Dear Shareholder:
Before commenting on the Calvert Social Investment Fund's performance during this period, I want to introduce the Fund's new portfolio managers. Calvert Asset Management Company, Inc. (CAMCO), a wholly owned subsidiary of Calvert Group, assumed responsibilities for managing a portion of the Managed Growth Portfolio's fixed-income assets on July 1, 1995. Organized in 1984, CAMCO has developed a track record of innovation and success in fixed-income asset management. CAMCO's 11 investment professionals average over 10 years experience in the evaluation and management of fixed-income securities.

Chart 1: Treasury Yield Curve

A line graph showing the treasury yield curves for 9/30/94 and 9/30/95.

NCM Capital Management, Inc., a private investment firm that manages $3.2 billion in bond, equity and balanced portfolios for public and private clients nationwide, began managing equities for the Managed Growth Portfolio on July 1, as well. NCM currently manages the Calvert New Africa Fund through its subsidiary, New Africa Advisers.
     United States Trust Company, previously the sole manager the the
Fund's   Managed Growth Portfolio, continues to manage both equity and fixed-income assets for the Portfolio.

Market Review

Stocks and bonds rallied during the 12-month period ending September 30, 1995. A number of factors contributed to the markets' solid performances, most notably falling interest rates. After adhering to a restrictive policy for more than a year, the Federal Reserve changed course, cutting the Federal Funds rate one quarter of a percentage point in July 1995. The rate cut was in response to slowing economic growth and good news on the inflation front. With inflation and economic growth both running under 3%, it appears the Fed has been successful in achieving its desired soft landing.
     The economic climate proved favorable for bonds as declining rates, which fell to 20-month lows by the quarter's end, pushed the prices of fixed-income securities higher. According to Lipper Analytical Services, Inc., the Lehman Aggregate Bond Index advanced 14.06% for the 12 months ending September 30, 1995, well above its 15-year average annual return of 10.82%.
     Stocks surged during the period. The Standard & Poor's 500(R) Index, which is a broad-based measure of the leading common stocks, gained 29.71% compared to its average annual return of 10.61% for the past 30 years. Among stocks, the best performing sectors included those that benefited from the worldwide technology boom, such as manufacturers of semiconductors, software and devices used in the healthcare field. Lagging industries included transportation, heavy equipment and steel.

Money Market Portfolio


Chart 2: Annualized Compound Dividend Yield

A bar chart comparing The money Market Portfolio with the Lipper Money Market Funds Average for the 6 months ended 3/31/95 and the 6 months ended 9/30/95.


Managed by Calvert Asset Management Company, Inc.
The Federal Reserve's July rate cuts caused the average dividend yield on money market securities to slip in the third quarter, though yields remain higher than a year ago. The Portfolio's annualized dividend yield for the
     12-month period closely matched the average on similar funds.
We continue to keep average maturities of the Portfolio near the short end of its allowed range in highly liquid instruments. As of September 30, 1995, the average maturity of the Fund was 46 days.

Bond Portfolio
Managed by United States Trust Company

Investment Performance

Periods Ended 9/30/95                    6 Months  12 Months
Bond Portfolio                             7.66%    12.57%

Lipper Corporate Debt
   Funds Average                           8.14%    13.80%

Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.


During the period, the Bond Portfolio generated a total return of 12.57%. This reflects the effect of falling interest rates and a portfolio that was positioned to take advantage of them.
     During the first six months of the fiscal year (October 1994 through March 31, 1995), the average maturity of the Portfolio was kept longer than that of its index.
     Initially, interest rates continued to move upward which reduced bond prices. However, total return began to improve with the dramatic decline in rates that began in July 1995.
     In the last six months, we have shortened the Portfolio's average maturity. This was achieved primarily by replacing mortgage-backed securities, which had reached our price objectives, with callable agency securities with short final maturities. Callable agency securities offer both higher risk-adjusted yields and coupon rates, which offset the reduction in income that results from shortening the maturity of the portfolio.
     In addition, we have selectively improved the quality of our corporate bond holdings to take advantage of narrowing spreads between high- and low-quality corporate bonds. Higher quality bonds have become relatively inexpensive and tend to outperform lower quality issues during an economic downturn.
     Our outlook calls for low inflation and restrained economic growth.
     In addition, we believe Federal Reserve policy is biased towards lower interest rates _ a favorable economic environment for bonds. However, we do not expect substantial further declines in interest rates because rates have already fallen considerably during the past nine months.

Managed Growth Portfolio
As was previously mentioned, the Fund has adopted a multi-manager strategy for the Portfolio. United States Trust Company currently manages approximately 48% of the Portfolio in both equity and fixed-income assets;
     Calvert Asset Management Company, Inc. manages 23% in fixed-income assets; and NCM Capital Management, Inc. manages the remaining 29% in equities.
     The Portfolio achieved a total return of 18.21% for the 12-month period ended September 30, closely in line with the Lipper Balanced Funds Average return of 18.99%.
     United States Trust Company, fixed-income and equity managers for the Managed Growth Portfolio

Investment Performance

Periods Ended 9/30/95               6 Months  12 Months
Managed Growth                       12.54%    18.21%
   Portfolio

Lipper Balanced
   Funds Average                     13.12%    18.99%

Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.

United States Trust Company adds value to the Managed Growth Portfolio by actively changing the mix of stocks, bonds and cash, by adjusting the allocation among stock market sectors and by identifying superior stock and bond investments. In each of these endeavors we emphasize capital preservation as well as maximization of return and we always diversify over every major asset and sector. We seek to achieve the highest possible total return through investments in the best managed, highest quality, socially responsible firms.
     The Portfolio's stock portion, which exceeded its typical weighting of 55%, contributed substantially to performance during the period. Many of the top-performing issues were technology related, such as Amgen and Microsoft.
     Going forward, we are somewhat cautious about the stock market and have, therefore, become increasingly selective. We are currently focusing on the stocks of healthcare and financial service companies, especially banks, while reducing our exposure to machinery- and computer-dependent businesses.

Calvert Asset Management Company, Inc., fixed-income managers for the Managed Growth Portfolio

Calvert Asset Management Company, Inc. has managed this portion of the Managed Growth Portfolio since July 1, 1995. Currently, the Portfolio's average maturity is approximately 10 years, which is a bit longer than its benchmark. Because we are expecting a fairly stable interest rate environment, we can move slightly further along the yield curve with limited price risk.
     We are looking for continued moderate inflation and economic growth, both in the 2% to 3% range, as well as stable productivity and consumer spending. In addition, the G-7 nations have recently reiterated their commitment to a stable dollar. As a result, we do not anticipate that the Federal Reserve will lower interest rates in the near term.

NCM Capital Management,Inc., equity managers for the Managed Growth
Portfolio

A Growth at a Reasonable Price approach is used for the equity portion of the Managed Growth Portfolio. Reasonably priced stocks have price/earnings ratios that are roughly in line with their company's long-term growth rate. We expect the stocks of technology-related companies to continue to lead the stock market. DSC Communications, an equipment supplier to the telecommunications industry, and Hewlett Packard are examples of stocks that we have added to our portion of the Portfolio since we assumed management responsibilities on July 1, 1995.
     Looking ahead, corporate profits should continue to trend upward as U.S. companies restructure. As a result, we expect stock prices to move higher.
     On August 30, 1995, a special meeting of the Managed Growth Portfolio's shareholders was held to approve two important issues. Items and voting results were:
     Item 1. To approve a new investment advisory agreement identical to the existing agreement in all material respects except that it permits asset management fees to be increased or reduced based on Portfolio performance.
     For: 82%       Against: 8%         Abstain: 9%
     Item 2. To approve a new form of investment subadvisory agreement for the Portfolio, providing for multiple investment subadvisors and permitting asset management fees to be increased or reduced based on Portfolio performance.
For: 81%            Against: 8.7%       Abstain: 10%

Equity Portfolio
Managed by Loomis, Sayles & Co.

Investment Performance

Periods Ended 9/30/95               6 Months  12 Months

Equity Portfolio                     15.54%    12.43%
Lipper Growth Funds
   Average                           18.82%    25.87%
S&P 500                              18.23%    29.71%

Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.


The Portfolio underperformed the S&P 500 over the past 12 months for several reasons. First, it was underrepresented in several sectors that generated exceptional returns, including the pharmaceutical and food and beverage industries. And from October 1994 through March 31, 1995, its Latin American holdings fell with the unexpected devaluation of the Mexican peso. Since then, the Portfolio's Latin American stocks have stabilized.
   The Portfolio's improved performance during the last six months was due, in part, to its overweighting in the technology sector, the market's leading sector this year. We have also added positions from the financial sector, including Chubb, Freddie Mac and Dean Witter, based on the correct expectation that their stocks would benefit within the current favorable interest rate environment.
   The economic outlook for equities appears positive, based on our expectations for low inflation, stable interest rates and steady earnings growth. We expect the stock prices of technology-related companies, in particular, to continue to improve as earnings in this sector remain robust. As the benefits of declining long-term rates work their way through the economy, the pace of business activity should increase later this year.
   We appreciate your investment in the Calvert Social Investment Fund.

Sincerely,

(signature)

Clifton S. Sorrell
Senior Vice President, Calvert Social Investment Fund
October 31, 1995


Portfolio Statistics
Ten Largest Holdings
as of September 30, 1995
                                                       % of Net Assets
Managed Growth Portfolio

Federal National Mortgage Assn.
   (0% to 9.55% with various maturities to 8/1/25)               22.6%
Federal Home Loan Bank Board
   (5.58% to 9.30% with various maturities to 7/24/02)            5.9%
GNMA Single Family Mortgage Pool
   (6.50% to 8.00% with various maturities to 10/15/25)           4.6%
Federal Home Loan Mortgage Corp.
   (5.62% to 7.00% with various maturities to 9/1/25)             1.9%
Financing Corp.
   (0% to 9.65%, with various maturities to 9/26/19)              1.8%
Phillips Electronics (ADR)                                        1.6%
Amgen                                                             1.6%
Albertson's, Inc.                                                 1.3%
Gillette Co.                                                      1.3%
Hewlett Packard Co.                                               1.3%
   Total                                                         43.9%

Equity Portfolio

Black & Decker Corp.                                              4.9%
Applied Materials, Inc.                                           4.7%
Computer Associates International, Inc.                           4.5%
Intel Corp.                                                       4.2%
Chemical Banking Corp.                                            4.0%
Liz Claiborne, Inc.                                               3.8%
Federal Express Corp.                                             3.7%
Praxair, Inc.                                                     3.5%
Chubb Corp.                                                       3.4%
Dean Witter Discover & Co.                                        3.3%
   Total                                                         40.0%


Portfolio Statistics
Maturity Schedule
% of Portfolio                                            9/30/95   3/31/95

Money Market Portfolio

1-60 Days                                                     59%      100%
61-120 Days                                                   28%        _
121-180 Days                                                  12%        _
181-360 Days                                                   1%        _
   Weighted Average                                       46 days   23 days

Bond Portfolio

Less Than 1 Year                                               5%        8%
1-2.9 Years                                                   10%        8%
3-4.9 Years                                                   14%       11%
5-6.9 Years                                                   21%       13%
7-9.9 Years                                                   19%       21%
10-19.9 Years                                                  6%        6%
20 Years and Above                                            25%       33%
   Weighted Average                                      11 years  12 years

SEC Yields
Class A Shares
Thirty Days Ended                                         9/30/95   3/31/95

Bond Portfolio                                              5.28%     5.77%

Class C Shares
Thirty Days Ended                                         9/30/95   3/31/95

Bond Portfolio                                              4.69%     5.19%


Portfolio Statistics
Average Annual Total Returns
for periods ended September 30, 1995

Class A Shares
                       Inception                                      Since
                            Date    1 Year    5 Year   10 Year    Inception
Money Market               10/82     5.13%     4.19%     5.65%        6.50%
Bond                        8/87     8.37%     8.40%        NA        8.64%
Managed Growth         10/82<F1>    12.61%     9.36%    10.57%       10.95%
Equity                  8/87<F2>     7.10%     7.65%        NA        5.96%

Class C Shares
                            Inception Date        1 Year    Since Inception
Bond                                  3/94        11.21%              3.71%
Managed Growth                    3/94<F1>        16.85%              7.65%
Equity                                3/94        11.16%              0.26%

<F1> New sub-advisors assumed management of the Portfolio effective July,
1995.
<F2> New sub-advisors assumed management of the Portfolio effective
February, 1994.

Chart 3: Money Market Portfolio
Change in value of a hypothetical $10,000 investment

A line graph showing a hypothetical $10,000 investment in the Money Market Portfolio in 9/85 growing to $17,330 by 9/95.




Chart 4: Bond Portfolio
Comparison of change in value of $10,000 investment

A line graph showing a hypothetical investment of $10,000 in 8/87 growing to $19,532 in the Social Bond Portfolio and to $21,031 in the Lehman Aggregate Bond.

Portfolio Statistics

Chart 5: Managed Growth Portfolio
Comparison of change in value of $10,000 investment

A line graph comparing a $10,000 hypothetical investment in 9/85 growing to the following values by 9/95:
Managed Growth Portfolio grew to $27,295;
S&P 500 grew to $$44,172;
Lehman Aggregate Bond grew to $25,917;
90 Day T-Bill grew to $17,477;
Lipper Balanced Index grew to $32,088.

Chart 6: Equity Portfolio
Comparison of change in value of $10,000 investment

A line graph comparing a $10,000 hypothetical investment in 8/87 growing to the following values by 9/95:
Equity Portfolio grew to $15,987;
S&P 500 grew to $22,867;
Lipper Growth Index grew to $21,917.


Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of each Portfolio's maximum sales charge of 3.75% for the Bond Portfolio and 4.75% for the Managed Growth and Equity Portfolios. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A shares is plotted in the line graphs. The value of an investment in Class C shares would be different.
     Past performance is no guarantee of future results.


Report of Independent Accountants

To the Board of Trustees and
Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of assets and liabilities of Calvert Social Investment Fund (comprised of the Money Market, Managed Growth, Bond and Equity Portfolios), including the portfolios of investments, as of September 30, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the respective years in the period ended September 30, 1993 were audited by other auditors whose report dated October 29, 1993 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective portfolios comprising the Calvert Social Investment Fund as of September 30, 1995, and the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Baltimore, Maryland
November 9, 1995


Calvert Social Investment Fund
Money Market Portfolio of Investments
September 30, 1995

U.S. Government Agencies                                                         Principal
And Instrumentalities (44.6%)                                                       Amount          Value   Ratings <F1>

Federal Home Loan Bank Corp., 5.48%, 3/7/96                                     $5,000,000     $4,880,506
Federal Home Loan Bank Corp., 5.56%, 2/21/96                                     3,000,000      2,934,206
Federal Home Loan Bank Corp., 5.46%, 3/21/96                                     5,000,000      4,870,325
Federal Home Loan Bank Corp., 5.48%, 3/25/96                                     5,000,000      4,866,806
Federal Home Loan Mortgage Corp., 5.59%, 11/30/95                                6,180,000      6,123,383
Federal Home Loan Mortgage Corp., 5.59%, 12/7/95                                 7,000,000      6,928,262
Federal National Mortgage Corp., 5.76%, 10/3/95                                  5,000,000      4,999,200
Federal National Mortgage Corp., 5.66%, 10/4/95                                  5,000,000      4,998,428
Federal National Mortgage Corp., 5.75%, 10/6/95                                  5,000,000      4,996,806
Federal National Mortgage Corp., 5.65%, 10/11/95                                 5,000,000      4,992,937
Federal National Mortgage Corp., 5.70%, 10/19/95                                 5,000,000      4,986,542
Federal National Mortgage Corp., 5.60%, 11/15/95                                 3,315,000      3,292,311
Federal National Mortgage Corp., 5.51%, 1/3/96                                  10,000,000      9,857,658

   Total U.S. Government Agencies and Instrumentalities
(Cost $68,727,370)                                                                             68,727,370

Certificates of Deposit (0.8%)

Broadway Federal Savings & Loan, 5.50%, 8/20/96 <F2>                               100,000        100,000
Community Capital Bank, 6.49%, 1/19/96 <F2>                                        100,000        100,000
Elk Horn Bank, 6.15%, 12/18/95 <F2>                                                100,000        100,000
Family Savings Bank, 5.40%, 8/16/96 <F2>                                           100,000        100,000
First Community Bank, 6.69%, 4/20/96 <F2>                                          100,000        100,000
First State Bank Oklahoma, 5.75%, 4/22/96 <F2>                                     100,000        100,000
Founders National Bank, 5.25%, 8/26/96 <F2>                                        100,000        100,000
Independence Bank Chicago, Il., 6.10%, 4/22/96 <F2>                                100,000        100,000
Seaway National Bank Chicago, Il., 6.80%, 1/26/96 <F2>                             100,000        100,000
Self Help Credit Union, 5.60%, 7/15/96 <F2>                                        100,000        100,000
Shore Bank &Trust, 6.50%, 12/20/95 <F2>                                            100,000        100,000
South Shore Bank of Chicago, 5.70%, 10/30/95 <F2>                                  100,000        100,000

Total Certificates of Deposit (Cost $1,200,000)                                                 1,200,000

Commercial Paper (4.5%)

Nationsbank Corp., 5.375%, 12/1/95                                               7,000,000      6,988,981       P-1/A-1

   Total Commercial Paper (Cost $6,988,981)                                                     6,988,981

Municipal Obligations (40.6%)

Alabama State Industrial Development Revenue
VRDN, 6.00%, 12/1/19, LOC: Chemical
Bank                                                                             6,000,000      6,000,000        P-1/NR
Alabama State Industrial Development Revenue
VRDN, 5.95%, 5/1/10, LOC: First Alabama                                          4,000,000      4,000,000       NR/A-1+
Aspen Institute Inc., VRDN 5.975%, 12/1/04, LOC:
First National Bank of Maryland                                                 $4,200,000     $4,200,000         NR/NR
Broome County Industrial Development Agency
VRDN, 6.00%, 6/1/00, LOC: First Union Bank                                      2,175,000       2,175,000         NR/NR
Colville Indian Tribe VRDN, Quarterly Prime Rate,
9.00%, 7/1/98, Bureau of Indian Affairs Guaranteed                                 946,934        951,464       Aaa/AAA
Detroit General Obligation VRDN, 6.05%, 5/1/06,
LOC: Sumitomo Bank                                                              5,000,000       5,000,000        NR/A-1
Fed One of Dayton First Mortgage VRDN, 6.85%,
8/1/09, LOC: Bank One Ohio                                                      4,150,000       4,150,000          NR/NR
Florida Housing Finance Agency VRDN, 6.70%,
7/1/23, LOC: Heller Financial                                                     750,000         750,000         P-1/NR
Health Midwest Ventures Group VRDN, 6.05%,
8/1/19, LOC: Fuji Bank, Ltd.                                                    1,000,000       1,000,000       VMIG1/NR
Illinois Housing Development Authority VRDN,
6.025%, 11/1/21, TOA: Citibank                                                   1,945,000      1,945,000        P-1/A-1
Liliha Partners  Revenue VRDN 6.10%, 8/1/24,
LOC: FirstHawaiian Bank                                                          4,000,000      4,000,000         NR/A-1
Mahoning County Multi-Family Housing VRDN,
6.25%, 11/1/98, LOC: PNC Bank                                                      615,000        615,000        NR/A-1
Mississippi Business Finance Corp. VRDN, 6.00%,
6/1/10, LOC: National Bank Detroit                                               5,000,000      5,000,000         P-1/NR
Montgomery County Industrial Development VRDN,
6.25%, 8/1/06, LOC: Shawmut Bank                                                 1,500,000      1,500,000         P-1/NR
Montgomery County Industrial Development VRDN,
6.25%, 8/1/15, LOC: Shawmut Bank                                                 5,250,000      5,250,000        P-1/NR
Montgomery County Industrial Development VRDN,
6.15%, 3/1/10, LOC: Meridian Bank                                                1,000,000      1,000,000        P-1/NR
New Jersey Economic Development Authority VRDN,
5.90%, 8/1/14, LOC: National Westminster Bank                                    1,520,000      1,520,000       NR/A-1+
Oklahoma State Industrial Finance Authority VRDN, 6.10%,
   8/1/18, LOC: Mitsubishi Bank, Ltd.                                            6,500,000      6,500,000      VMIG1/NR
Virginia State Housing Development Authority
VRDN, 5.95%, 3/1/02                                                              7,000,000      7,000,000       VMIG1/NR

   Total Municipal Obligations <F6>(Cost $62,556,464)                                         62,556,464




Repurchase Agreements, for
Deposit at Cost, Collateralized
by Securities Issued or
Guaranteed by the                                                                Principal
U.S. Government (8.4%)                                                              Amount          Value

Donaldson, Lufkin, Jenrette:
6.25%, dated 9/29/95, due 10/2/95
($9,136,296 Federal Home Loan Mortgage
Corp., 8.268%, 7/8/09)                                                          $8,900,000     $8,900,000
Paine Webber:
6.05%, dated 9/29/95, due 10/6/95
($4,088,804  Federal National Mortgage
Assn., 6.00%, 2/1/24)                                                            4,000,000      4,000,000

   Total Repurchase Agreements (Cost $12,900,000)                                              12,900,000

   TOTAL INVESTMENTS (98.9%) <F5>
   (Cost $152,372,815) <F4>                                                                  $152,372,815


Calvert Social Investment Fund
Managed Growth Portfolio of Investments
September 30, 1995


U.S. Government Agencies                                                         Principal
And Instrumentalities (36.8%)                                                       Amount          Value
Federal Home Loan Bank Board, 5.58%, 10/6/95                                    $4,000,000     $3,997,520
Federal Home Loan Bank Board, 5.62%, 10/18/95                                    5,000,000      4,987,511
Federal Home Loan Bank Board, 5.62%, 10/30/95                                    5,000,000      4,978,144
Federal Home Loan Bank Board, 6.85%, 2/28/96                                     4,000,000      4,005,702
Federal Home Loan Bank Board, 8.25%, 5/27/96                                     2,000,000      2,032,700
Federal Home Loan Bank Board, 8.25%, 6/25/96                                     1,000,000      1,018,020
Federal Home Loan Bank Board, 9.30%, 1/25/99                                     3,000,000      3,279,780
Federal Home Loan Bank Board, 6.32%, 12/4/97                                     5,000,000      5,027,250
Federal Home Loan Bank Board, 7.33%, 3/29/02                                     1,000,000      1,054,920
Federal Home Loan Bank Board, 7.11%, 7/24/02                                     3,000,000      2,971,650
Federal Home Loan Mortgage Corp., 5.62%, 10/23/95                                6,000,000      5,980,330
Federal Home Loan Mortgage Corp. Single Family
Mortgage Pool, 7.00%, 9/1/25                                                     4,900,000      4,835,712
Federal National Mortgage Assn., 9.20%, 6/10/97                                  3,000,000      3,152,760
Federal National Mortgage Assn., 9.55%, 11/10/97                                 6,000,000      6,410,460
Federal National Mortgage Assn., 6.05%, 1/12/98                                  8,000,000      7,999,520
Federal National Mortgage Assn., 8.15%, 5/11/98                                  7,000,000      7,342,020
Federal National Mortgage Assn., Zero Coupon, 10/9/19                           30,000,000      5,555,400
Federal National Mortgage Assn., 5.59%, 10/3/95                                  5,000,000      4,999,224
Federal National Mortgage Assn., 5.63%, 10/17/95                                 4,000,000      3,990,616
Federal National Mortgage Assn., 5.57%, 10/18/95                                10,000,000      9,975,244
Federal National Mortgage Assn., 5.63%, 10/19/95                                 5,000,000      4,986,707
Federal National Mortgage Assn., 5.49%, 10/2/03                                 10,000,000      9,444,000
Federal National Mortgage Assn., 6.85%, 9/12/05                                  7,000,000      6,987,050
Federal National Mortgage Assn., 8.28%, 1/10/25                                 11,000,000     12,831,610
Federal National Mortgage Assn., 6.86%, 2/28/96                                  2,000,000      2,009,620
Federal National Mortgage Assn., 5.50%, 6/12/96                                 16,000,000     15,979,840
Federal National Mortgage Assn., 6.25%, 6/16/00                                 15,000,000     15,056,550
Federal National Mortgage Assn., 7.21%, 8/18/05                                  5,000,000      5,075,050
Federal National Mortgage Assn. Remic 1994-79B,
7.00%, 12/25/19                                                                  2,000,000      1,972,500
Federal National Mortgage Assn. Single Family
Mortgage Pool, 7.00%, 8/1/25                                                     3,994,217      3,939,296
Financing Corp., 9.65%, 11/2/18                                                  1,500,000      1,959,225
Financing Corp., 8.60%, 9/26/19                                                  6,000,000      7,135,320
Financing Corp., Zero Coupon, 5/11/17                                            6,000,000      1,298,220
GNMA Single Family Mortgage Pool, 6.50%, 11/15/23                                7,081,837      6,951,435
GNMA Single Family Mortgage Pool, 6.50%, 12/15/23                                  823,847        739,286
GNMA Single Family Mortgage Pool, 6.50%, 1/15/24                                 2,993,168      2,886,551
GNMA Single Family Mortgage Pool, 8.00%, 10/15/25                               15,000,000     15,421,800

   Total U.S. Government Agencies and Instrumentalities
   (Cost $205,489,065)                                                                        208,268,543

Certificates Of Deposit (0.2%)
Alternatives Federal Credit Union, 5.25%, 11/17/95 <F2>                            $50,000        $50,000
Banco Solidario, 9.75%, 1/29/96 <F7>                                               272,501        272,501
Blackfeet National Bank, 5.00%, 11/13/95 <F2>                                       92,000         92,000
D. Edward Wells Federal Credit Union, 3.50%, 11/20/95 <F2>                          50,000         50,000
First American Credit Union, 5.70%, 12/23/95 <F2>                                   92,000         92,000
Mission Area Federal Credit Union, 4.10%, 11/18/95 <F2>                             50,000         50,000
Northeast Community Federal Credit Union, 4.00%, 11/17/95<F2>                       50,000         50,000
South Shore Bank of Chicago, 6.40%, 12/6/95 <F2>                                   100,000        100,000
South Shore Bank of Chicago, 7.00%, 2/9/96                                         750,000        750,000

   Total Certificates of Deposit (Cost $1,506,501)                                              1,506,501

Convertible Debenture Bonds  (0.1%)
WorldWater, Inc., 9.00%, 9/28/97 <F7>                                              150,000        150,000

   Total Convertible Debenture Bonds (Cost $150,000)                                              150,000

Community Loan Notes (0.7%)
Accion International Corp., 3.50%, 1/13/97                                         250,000        244,892         NR/NR
Accion US Bridge Fund, 3.50%, 1/26/96                                              100,000         97,687         NR/NR
Boston Community Loan Fund, 3.50%, 1/13/97                                         100,000         97,957         NR/NR
Capital District Community Loan, 3.50%, 1/13/97                                     35,000         34,285         NR/NR
Cascadia Revolving Fund, 3.50%, 4/7/98                                              75,000         72,306         NR/NR
Catholic Relief Services, 3.50%, 9/30/97                                            50,000         49,971         NR/NR
Chicago Community Loan Fund, 3.50%, 6/30/98                                         75,000         71,249         NR/NR
Coastal Enterprises, Inc., 2.50%, 6/30/99                                          100,000         94,318         NR/NR
Community Reinvestment Fund, 3.50%, 4/4/97                                         100,000         96,408         NR/NR
Co-op Fund of New England, Inc., 3.50%, 1/13/97                                     90,000         88,161         NR/NR
Delaware Valley Community Reinvestment Fund, 2.50%, 6/30/99                         75,000         70,738         NR/NR
Eastside Community Investment, 2.50%, 4/4/97                                      100,000          96,408         NR/NR
Ecumenical Development Corp., 5.00%, 12/31/01                                      100,000         98,582         NR/NR
Enterprise Loan Fund, 3.50%, 6/30/98                                                50,000         47,499         NR/NR
Environmental Enterprises, Inc., 3.50%, 6/28/96                                    125,000       118,687          NR/NR
Federation of Appalachian Housing Enterprise, 3.50%,
1/13/97                                                                            200,000        195,914         NR/NR
First State Community Loan Fund, 3.50%, 1/15/96                                     25,000         24,471         NR/NR
Foundation for International Community Asst., 3.50%,
4/5/96                                                                              50,000         48,195         NR/NR
Freedom from Hunger, 3.50%, 6/28/96                                                 50,000         47,475         NR/NR
Housing Assistance Council, 2.50%, 6/30/97                                          75,000         70,738         NR/NR
Institute for Community Economics, 3.50%, 1/13/00                                  150,000        146,935         NR/NR
Interfaith Housing Delaware, 4.00%, 9/30/96                                         50,000         49,943         NR/NR
Low Income Housing Fund, 3.00%, 1/13/99                                             50,000         48,978         NR/NR
Low Income Housing Fund, 3.00%, 9/30/99                                            100,000         99,942         NR/NR
Manna, Inc., 3.50%, 9/30/97                                                       $150,000       $149,913         NR/NR
Mcauley Institute, 3.50%, 1/13/97                                                   85,000         83,263         NR/NR
Mercy Housing Inc., 3.50%, 1/17/96                                                 100,000         97,849         NR/NR
Michigan Housing Trust, 3.50%, 6/28/96                                             100,000         94,950         NR/NR
Micro Industry Credit Rural Corp., 3.50%, 1/13/96                                   15,000         14,688         NR/NR
Minnesota Non Profit Assistance Fund, 3.50%, 4/7/00                                200,000        192,816         NR/NR
Montana Women's Capital, 3.50%, 6/28/96                                             50,000         47,481         NR/NR
National Fed of Community Development Credit
Union, 2.50%, 4/7/98                                                               300,000        287,808         NR/NR
New Hampshire Community Loan Fund, 3.50%,
1/13/96                                                                             75,000         73,440         NR/NR
New Mexico Community Loan Fund, 3.50%, 6/30/98                                      25,000         23,750         NR/NR
Nonprofit Facilities Fund, 2.50%, 6/30/99                                          100,000         94,262         NR/NR
North Country Co-op Development Fund, 3.50%, 1/13/96                                50,000         48,942         NR/NR
Northeast Entrepreneur Fund, 3.50%, 6/30/98                                         50,000         47,499         NR/NR
Northeast South Dakota Energy Conservation Corp.,
3.50%, 1/15/96                                                                      25,000         24,478         NR/NR
Opportunity International, 3.50%, 9/30/99                                          100,000         99,942         NR/NR
Sage Bruno, 6.00%, 12/31/99                                                        150,000        150,000         NR/NR
Saint Ambrose Housing Aid Center, 4.00%, 9/30/96                                    50,000         49,951         NR/NR
SIDI, 2.50%, 6/30/97                                                               150,000        141,477         NR/NR
12th Street Historic Rehabilitation Associates Mortgage,
10.375%, 10/15/95                                                                  368,295         92,074         NR/NR
Vermont Community Loan Fund, 3.50%, 4/4/97                                         100,000         96,408         NR/NR
Western Massachusetts Enterprise Fund, 4.00%, 9/30/96                               50,000         49,964         NR/NR
Women's Self-Employment Project, 4.00%, 9/30/96                                     50,000         49,964         NR/NR
Worcester Community Loan Fund, 3.50%, 4/5/96                                        25,000         24,097         NR/NR

   Total Community Loan Notes <F7> (Cost $4,543,295)                                            4,146,755

Corporate Bonds (8.0%)
AT&T Corp., 7.70%, 2/3/97                                                        2,000,000      2,036,860          A3/A
Advanta Mortgage Loan Trust Remic 1993-4 A1,
5.50%, 3/25/10                                                                   4,843,558      4,545,376       Aaa/AAA
American Airlines, Inc., 9.55%, 1/15/99                                            500,000        538,695      Baa/BBB-
Bankers Trust New York Corp., 9.20%, 7/15/99                                     5,000,000      5,406,100          A3/A
BellSouth Savings & Security, 9.19%, 7/1/03                                      1,158,266      1,275,424         NR/NR
Chugach Electric Assn., Inc., 9.14%, 3/15/22                                     1,500,000      1,695,555          A3/A
Clean Air Cab, 6.00%, 12/31/98 <F7>                                                250,000        250,000         NR/NR
Deluxe Corp., 8.55%, 2/15/01                                                       500,000        542,335        A1/AA-
Hershey Food Corp., 6.70%, 10/1/05                                               2,000,000      1,975,620        A1/AA-
Kaiser Foundation Hospitals, 7.42%, 4/13/98                                      3,000,000      3,072,420        Aa3/AA
Kaiser Foundation Hospitals, 7.63%, 4/19/99                                      2,000,000      2,074,700         NR/AA
Lincoln National Corp., 7.625%, 7/15/02                                          1,000,000      1,039,110         A1/A+
Michigan Bell Telephone Co., 9.25%, 11/15/98                                     1,000,000      1,073,000        AAA/NR
National Association of People with AIDS, 10.00%, 7/31/97 <F7>                    $250,000       $250,000         NR/NR
NCB Affordable Housing / Market Rate Cooperative First
Mortgage Certificates Series 1993-3 B, 5.86%, 1/1/99 <F7>                        2,592,435      2,462,425         NR/NR
Pacific Bell, 6.25%, 3/1/05                                                      5,000,000      4,852,850       Aa3/AA-
Payless Cashways, Inc., 9.125%, 4/15/03                                          1,000,000        787,500        Ba3/B+
PNC Bank, 7.875%, 4/15/05                                                        2,000,000      2,126,560         A2/A-
Poland Partners, 5.875%, 4/13/04  <F7>                                             127,236         70,940         NR/NR
Polaroid Corp., 8.00%, 3/15/99                                                   2,000,000      2,080,140     Baa3/BBB+
Potomac Electric Power, 6.70%, 5/28/97                                           2,000,000      2,014,740         A2/A-
Snap On, Inc., 6.625%, 10/1/05                                                   2,000,000      2,005,000        Aa3/AA
Southern California Gas, 6.50%, 12/15/97                                         2,500,000      2,514,275        A2/AA-
Take the Lead, 9.00%, 9/27/00 <F7>                                                 100,000        100,000         NR/NR
Ultrafem, Inc., 10.00%, 6/30/96 <F7>                                               250,000        250,000         NR/NR

   Total Corporate Bonds (Cost $44,584,575)                                                    45,039,625

Municipal Obligations (3.4%)
Chickasaw Nation Certificates of Participation, 10.00%,
8/1/03                                                                           6,000,000      6,000,000         NR/NR
Montgomery County, Kentucky VRDN, 6.25%, 8/1/06 <F6>                             1,000,000      1,000,000        P-1/NR
New York State Job Development Authority, 7.70%, 3/1/03                          2,000,000      2,075,480          A/NR
Oklahoma State Industrial Finance Authority, 6.10%,
8/1/18 (Tender 11/1/95 @100)                                                     4,000,000      4,000,000      VMIG1/NR
Rochester, New York, 6.05%, 8/15/02                                              2,000,000      1,929,100          A1/AA
Tampa, Florida, 8.375%, 10/1/18                                                 4,000,000       4,299,680        Baa3/BB

   Total Municipal Obligations  (Cost $19,277,272)                                            19,304,260

Sovereign Debt (0.4%)
South Africa Republic, 9.625% 12/15/99                                           2,000,000      2,095,000       Baa3/BB

   Total Sovereign Debt  (Cost $1,959,130)                                                     2,095,000

Limited Partnership Interest (0.5%)                                                 Shares
Environmental Allies Investment Trust                                               50,000         51,038
Environmental Private Equity Fund                                                  118,386        118,386
Global Environment Emerging Markets Fund                                                 1        522,655
Hambrecht & Quist Environmental Technology Fund                                    500,000        484,594
HFG Expansion Fund I                                                               125,000         91,250
Liberty Environmental Partners                                                     242,188        242,187
Northern Borders Partners, LP                                                       56,500      1,384,250
Ukraine Fund                                                                        30,000         26,094

   Total Limited Partnership Interest  <F7> (Cost $2,978,303)                                   2,920,455

Equity Securities (51.7%)
Business Equipment & Services (3.9%)
Apple Computer                                                                      68,430     $2,549,017
Automatic Data Processing, Inc.                                                     48,000      3,270,000
BMC Software Inc. <F3>                                                              61,040      2,807,840
Hewlett Packard Co.                                                                 87,200      7,270,300
Microsoft Corp. <F3>                                                                25,000      2,262,500
Minnesota Educational Computing Corp. <F3>                                          20,000        540,000
Xerox Corp.                                                                         26,000      3,493,750
                                                                                               22,193,407

Capital Goods (2.8%)
AptarGroup Inc.                                                                     85,000      2,815,625
Briggs & Stratton Corp.                                                             81,200      3,268,300
Dover Corp.                                                                         82,000      3,136,500
Holophane Corp. <F3>                                                                25,000        687,500
Illinois Tool Works, Inc.                                                           62,400      3,673,800
Parker Hannifin Corp.                                                               56,900      2,162,200
                                                                                               15,743,925

Consumer Products and Services (2.7%)
Gillette Co.                                                                      155,900       7,424,737
H.J. Heinz Co.                                                                     55,000       2,516,250
Sealed Air Corp. <F3>                                                               97,200      5,358,150
                                                                                               15,299,137

Energy (1.2%)
Apache Corp.                                                                      144,000      3,780,000
Barrett Resources Corp. <F3>                                                      130,000      2,925,000
                                                                                               6,705,000

Financial Services (7.3%)
Advanta Corp.                                                                       39,400      1,773,000
Aflac, Inc.                                                                         40,115      1,664,772
American International Group, Inc.                                                  83,652      7,110,420
Baybanks, Inc.                                                                      86,820      6,587,467
Bank of Boston, Corp.                                                               58,900      2,805,112
Bank New York, Inc.                                                                 67,100      3,120,150
Federal National Mortgage Assn.                                                     66,755      6,909,142
Fifth Third Bancorp                                                                 46,600      2,673,675
Greentree Financial Corp.                                                           33,000      2,013,000
MBNA Corp.                                                                          50,000      2,081,250
Norwest Corp.                                                                      135,000      4,421,250
                                                                                               41,159,238


Food Services (1.8%)
Kellogg Co.                                                                         68,700     $4,972,162
Sysco Corp.                                                                        195,400      5,324,650
                                                                                               10,296,812

Industrial Products (6.0%)
Agco Corp.                                                                          70,110      3,190,005
Aracruz Celulose (ADR)                                                             220,033      2,200,330
Baldor Electric Co.                                                                 30,000        753,750
Chesapeake Corp.                                                                   135,000      4,876,875
Loctite Corp.                                                                       28,800      1,393,200
Nordson Corp.                                                                       28,800      1,692,000
Phillips Electronics (ADR)                                                         183,700      8,955,375
Praxair Inc.                                                                       100,000      2,675,000
Sigma Aldrich                                                                       60,700      2,943,950
Smith International, Inc. <F3>                                                      91,500      1,589,812
Tennant Co.                                                                         33,600        877,800
Wellman Inc.                                                                       101,800      2,494,100
                                                                                               33,642,197

Machinery (0.5%)
Tecumseh Products Co., Class  A                                                     49,600      2,380,000
Tecumseh Products Co., Class  B                                                     11,800        545,750
                                                                                               2,925,750

Media & Publishing (3.3%)
Disney (Walt) Co.                                                                   27,700      1,589,287
Donnelley (R.R.) & Sons Co.                                                         60,000      2,340,000
Lancit Media Productions Ltd. <F3>                                                  40,000        540,000
Polygram (ADR)                                                                      14,400        939,600
Regal Cinemas Inc. <F3>                                                             68,780      2,828,577
Reuters Holdings Plc (ADR)                                                         114,200      6,038,325
Scholasatic Corp. <F3>                                                              70,900      4,448,975
                                                                                               18,724,764

Merchandising & Retail (3.0%)
Albertson's, Inc.                                                                  219,335      7,484,806
Arrow Electronics Inc. <F3>                                                         57,600      3,132,000
Consolidated Stores Corp. <F3>                                                     180,400      4,171,750
Home Depot Inc.                                                                     55,000      2,193,125
                                                                                               16,981,681

Metal & Mining (0.5%)
Magma Copper Co., Inc. <F3>                                                       141,000      2,643,750
                                                                                               2,643,750

Pharmaceutical & Health Care (8.7%)
Amgen <F3>                                                                        175,840     $8,770,020
Becton Dickinson & Co.                                                             58,900      3,703,337
Boston Scientific Corp. <F3>                                                       87,225      3,717,965
Cordis Corp. <F3>                                                                  39,900      3,381,525
Healthcare Compare Corp. <F3>                                                      49,200      1,906,500
Johnson & Johnson                                                                  95,600      7,086,350
Medtronic, Inc.                                                                   122,800      6,600,500
Merck & Co., Inc.                                                                 110,400      6,182,400
Schering Plough Corp.                                                              60,000      3,090,000
United Healthcare Corp.                                                            96,000      4,692,000
                                                                                              49,130,597

Technology (5.5%)
AMP, Inc.                                                                          64,800      2,494,800
Applied Materials, Inc. <F3>                                                       15,150      1,549,087
Computer Associates International, Inc.                                            77,150      3,259,587
DSC Communication Corp. <F3>                                                       28,500      1,688,625
EMC Corp. <F3>                                                                    129,500      2,347,187
Intel Corp.                                                                        43,200      2,597,400
Linear Technology Corp.                                                            46,600      1,933,900
L.M. Ericsson (ADR)                                                               125,920      3,085,756
Nokia Corp. (ADR)                                                                  34,600      2,413,350
Oracle Systems Corp. <F3>                                                          60,895      2,336,845
Silicon Graphics Inc. <F3>                                                         80,000      2,750,000
Sun Microsystems Inc. <F3>                                                         42,655      2,687,265
Teradyne Inc. <F3>                                                                 46,445      1,672,020
                                                                                              30,815,822

Transportation (1.0%)
Federal Express Corp. <F3>                                                         24,100      2,000,300
KLM Royal Dutch Airlines (ADR)                                                     48,000      1,680,000
Norfolk Southern Corp.                                                             30,000      2,242,500
                                                                                               5,922,800

Utilities (2.9%)
Ameritech Corp.                                                                   126,900      6,614,662
Bell Atlantic Corp.                                                                28,000      1,718,500
BellSouth Corp.                                                                    46,000      3,363,750
California Energy, Inc. <F3>                                                       35,000        717,500
Century Telephone Enterprises                                                     135,415      4,113,230
                                                                                              16,527,642

Venture Capital (0.6%)
Calypte Biomed <F3> <F7>                                                          100,000        500,000
Clean Air Cab <F3> <F7>                                                                80            800
Community Growth Fund <F3> <F7>                                                   500,000       $500,000
Earth's Best, Inc. <F3> <F7>                                                       67,500        225,004
Eastern Utilities Associates <F7>                                                   3,049         36,970
Energia Global, Inc., Series A, Convertible Preferred <F3> <F7>                    72,986        364,930
Energia Global, Inc., Series B, Convertible Preferred <F3> <F7>                    28,571        142,855
Fountainhead Technologies, Inc., Preferred <F3> <F7>                              250,000        250,000
Knowaste Technologies, Inc. <F3> <F7>                                                 432        218,555
Knowaste Technologies, Inc., Class A, Preferred <F3> <F7>                              31         23,064
Poland Partners <F3> <F7>                                                          40,000         40,000
Pro Fund International <F3> <F7>                                                  171,398        171,398
Quadrant Holdings Cambridge <F3> <F7>                                             200,000        237,004
University Online, Inc. <F3> <F7>                                                 266,668        200,001
Wild Planet Toys, Inc., Series B, Preferred <F3><F7>                               476,190       357,142
Wind Harvest Co., Inc., Series A, Preferred <F3> <F7>                               8,696        100,000
                                                                                               3,367,723
   Total Equity Securities (Cost $240,828,276)                                               292,080,245


Repurchase Agreements, for
Deposit at Cost, Collateralized by
Securities Issued or Guaranteed by                                               Principal
the U.S. Government (1.2%)                                                         Amount

Paine Webber:
5.75%, dated 9/26/95, due 10/10/95
($7,161,592 Government National Mortgage Assn., 6.50%, 1/15/24)                 7,000,000      7,000,000

   Total Repurchase Agreements (Cost $7,000,000)                                               7,000,000




Options Purchased (0.1%)
U.S. Treasury Bond Futures, 96 Call Contracts,
Expiration 12/16/95, Strike Price 114                                                             172,500

   Total Options Purchased (Premium $97,897)                                                     172,500



                                                                           TOTAL INVESTMENTS (103.1%) <F5>
   (Cost $528,414,314) <F4>                                                                 $582,683,884


Calvert Social Investment Fund
Bond Portfolio of Investments
September 30, 1995


U.S. Government Agencies                                                         Principal
and Instrumentalities (43.3%)                                                       Amount          Value   Ratings <F1>
 Federal Farm Credit Bank, 5.79%, 10/2/95                                      $1,000,000     $1,000,010
 Federal Home Loan Bank Board, 7.28%, 2/24/98                                   2,000,000      2,052,120
 Federal Home Loan Bank Board, 5.37%, 11/3/00                                   2,800,000      2,671,340
 Federal Home Loan Bank Board, 8.50%, 3/28/06                                     200,000        228,584
 Federal Home Loan Mortgage Corp., 7.84%, 4/26/00                               2,000,000      2,019,680
 Federal Home Loan Mortgage Corp., 7.28%, 5/8/00                                1,000,000      1,020,560
 Federal Home Loan Mortgage Corp., 7.95%, 2/15/20                                 640,934        648,619
 Federal National Mortgage Assn., 9.35%, 2/12/96                                1,000,000      1,013,000
 Federal National Mortgage Assn., Zero Coupon, 11/1/01                          1,000,000        937,160
 Federal National Mortgage Assn., 5.49%, 10/2/03                                2,000,000      1,888,800
 Federal National Mortgage Assn., 8.95%, 2/12/18                                  500,000        612,670
 Federal National Mortgage Assn. Remic, 171-PE, 6.60%, 4/25/17                  1,495,000      1,483,204
 Federal National Mortgage Assn. Remic, 146-PH, 7.50%, 9/25/19                  1,000,000      1,015,010
 Federal National Mortgage Assn. Remic, 185-G, 7.15%, 8/25/20                   1,000,000        996,290
 Financing Corp., 9.80%, 4/06/18                                                5,500,000      7,255,985
 Government National Mortgage Assn., 8.50%, 1/15/06                               108,484        113,738
 Government National Mortgage Assn., 8.50%, 7/15/08                               647,248        678,597
 Government National Mortgage Assn., 8.50%, 8/15/08                               219,484        230,115
 Government National Mortgage Assn., 8.50%, 9/15/08                               173,199        181,588
 Government National Mortgage Assn., 8.50%, 10/15/08                               60,225         63,142
 Government National Mortgage Assn., 8.50%, 9/15/09                                21,004         22,022
 Student Loan Marketing Assn., 7.50%, 3/27/98                                   1,500,000      1,511,190

   Total U.S. Government Agencies and Instrumentalities
(Cost $26,948,707)                                                                            27,643,424

Corporate Bonds (30.2%)

 AMR Corp., 9.75%, 3/15/00                                                        450,000        496,130       Baa3/BB+
 AMR Corp., 10.57%, 1/15/01                                                       200,000        229,548       Baa3/BB+
 Albertson's, Inc., 6.18%, 3/22/00                                                500,000        495,300         Aa3/A+
 Becton Dickinson, 7.875%, 12/15/96                                               200,000        203,890          A1/A+
 BellSouth Savings & Security, 9.125%, 7/1/03                                     220,163        239,663        Aa1/AAA
 Bell Telephone Co.of Pennsylvania, 6.125%, 3/15/03                               500,000         486,795        Aa1/AA
 Deluxe Corp., 8.55%, 2/15/01                                                     200,000        216,934         A1/AA-
 Enron Corp., 9.125%, 4/1/03                                                      500,000        563,005       Baa2/BBB
 Equitable Resources, Inc., 8.25% 7/1/96                                          800,000        812,080           A2/A
 Heinz (H.J.) Co., 6.875%, 1/15/03                                                300,000        305,454          A1/A+
 Household Affinity, 7.00%, 12/15/99                                              500,000        506,790        Aaa/AAA
 Kaiser Permanente, 7.42%, 4/13/98                                              1,500,000      1,536,210          NR/AA
 Liberty Mutual Capital Corp., 7.90%, 3/14/03                                   1,000,000      1,043,390          NR/NR
 Limited, Inc., 9.125%, 2/1/01                                                    500,000        553,180           A1/A
 Lincoln National Corp., 7.625%, 7/15/02                                          500,000        519,555           A2/A
 Masco Corp., 5.25%, 2/15/12                                                     $200,000       $181,000       Baa1/BBB
 May Department Stores Co., 9.875%, 12/1/02                                       200,000        235,588           A2/A
 McGraw Hill, Inc., 9.43%, 9/1/00                                                 300,000        336,516          A1/NR
 Mediq, Inc., 11.125%, 7/1/99                                                     250,000        250,000           B1/B
 Michigan Bell Telephone Co., 9.25%, 11/15/98                                     300,000        321,900         Aaa/NR
 Mountain State Telephone & Telegraph, 9.50%, 5/1/00                               300,000       335,865        Aa3/AA-
 National Cooperative Bank, 6.06176%, 7/1/12                                      777,730        729,558          NR/NR
 New England Telephone, 5.05%, 10/1/98                                            500,000        481,845        Aa2/AA-
 Norwest Corp., 6.00%, 3/15/00                                                    500,000        491,885        Aa3/AA-
 Pacific Bell Telephone, 6.25%, 3/1/05                                            500,000        485,285        Aa3/AA-
 PaineWebber Trust, 9.00%, 10/20/03                                             1,000,000      1,043,990        Aaa/AAA
 Payless Cashways, Inc., 9.125%, 4/15/03                                          650,000        511,875         Ba3/B+
 Piedmont Aviation, Inc., 9.55%, 5/8/98                                           100,000         93,875          B2/NR
 Pitney Bowes Credit Corp., 8.625%, 2/15/08                                       250,000        288,502          Aa3/AA
 Polaroid Corp., 8.00%, 3/15/99                                                   800,000        832,056      Baa3/BBB+
 Prudential Home Mortgage Sec Co., 7.50%, 2/25/23                               3,580,598      3,630,583        Aaa/AAA
 Quaker Oats, Co., 8.85%, 11/15/96                                                250,000        257,017           A3/A
 United Air Lines, Inc., 10.67%, 5/1/04                                           500,000        585,210        Baa3/BB

   Total Corporate Bonds (Cost $18,893,442)                                                    19,300,474

Municipal Obligations (19.0%)
 Atlanta, Georgia Downtown Development
Authority, 6.875%, 2/1/21                                                          650,000       632,827        Aaa/AAA
 California State General Obligation Notes,  8.15%, 9/1/01                      1,500,000      1,606,275           A1/A
 Conneaut, Pennsylvania School District, 6.60%, 5/1/04                            400,000        399,968        Aaa/AAA
 Connecticut State General Obligation Notes, 6.00%, 1/15/03                       350,000        339,916         Aa/AA-
 Harrisburg, Pennsylvania, 7.14%, 8/1/02                                           90,000         92,632          NR/NR
 Los Angeles County Pension, 8.30% 6/30/02                                      1,000,000       1,074,550     Baa1/BBB+
 Missouri Higher Education Student Loan Revenue Bonds, 6.80%, 2/15/01           1,000,000      1,014,680         Aaa/NR
 Montgomery County Hospital, Texas, 8.30%, 4/1/02                                 400,000        412,468        Aaa/AAA
 Nassau County, New York, 7.12%, 8/1/01                                           450,000        462,240         Aaa/NR
 New York State Environmental General Obligation Bonds, 7.65%, 5/1/99             800,000         827,656          A/A-
 New York State Job Development Authority, 7.70%, 3/1/03                        1,500,000      1,556,610           A/NR
 Newburgh, New York, 7.12%, 8/1/01                                                110,000        112,992          Aa/NR
 Oregon State General Obligation Bonds, 7.75%, 7/1/05                             490,000        523,584         Aa/AA-
 Pompano Beach, Florida, 7.12%, 8/1/01                                            565,000        580,368          NR/NR
 San Diego County, California, 6.38%, 8/15/03                                     700,000        661,591           A/A+
 Scranton, Pennsylvania, 7.12%, 8/1/01                                            425,000        436,560          NR/NR
 Scranton, Pennsylvania, 7.14%, 8/1/02                                           $100,000       $102,925          NR/NR
 Silver Spring Metro Center, 6.875%, 5/15/13                                      650,000        620,972          NR/NR
 Somerville, Massachusetts, 7.12%, 8/1/01                                         475,000         487,920         NR/NR
 St. Louis, Missouri Airport Revenue Bonds, 6.10%, 7/1/03                         200,000        192,230        Aaa/AAA

   Total Municipal Obligations (Cost $11,815,059)                                             12,138,964


Sovereign Debt (0.4%)
 South Africa Republic, 9.625%, 12/15/99                                          250,000        261,875        Baa3/BB

   Total Sovereign Debt (Cost $244,891)                                                          261,875


Equity Securities (1.9%)                                                            Shares

Financial Services (0.3%)

Great Western Financial Corp., $50.00, Convertible Preferred                        2,700        169,425

Energy (1.6%)

Northern Borders Partners, LP <F7>                                                 41,000      1,004,500

   Total Equity Securities (Cost $1,149,630)                                                    1,173,925

   TOTAL INVESTMENTS (94.8%)  <F5>
   (Cost $59,051,729) <F4>                                                                   $60,518,662


Calvert Social Investment Fund
Equity Portfolio of Investments
September 30, 1995


Equity Securities (99.8%)                                                           Shares          Value
Business Equipment & Services (2.3%)
Sensormatic Electronics Corp.                                                       92,200     $2,120,600
                                                                                                2,120,600

Capital Goods (1.2%)
Consorcio G Grupo Dina, S.A.                                                       330,000      1,155,000
                                                                                                1,155,000

Consumer Products (10.8%)
Black & Decker Corp.                                                               133,400      4,552,275
Masco Corp.                                                                         99,000      2,722,500
Whirlpool Corp.                                                                     48,000      2,772,000
                                                                                               10,046,775

Delivery Services (3.7%)
Federal Express Corp. <F3>                                                          41,000     3,403,000
                                                                                                3,403,000

Financial Services (20.6%)
BankAmerica Corp.                                                                   49,000      2,933,875
Chemical Banking Corp.                                                              61,000      3,713,375
Chubb Corp.                                                                         32,700      3,139,200
Dean Witter Discover & Co.                                                          54,000      3,037,500
Federal Home Loan Mortgage Corp.                                                    43,000      2,972,375
Grupo Financiero Serfin, S.A. <F3>                                                 125,000        578,125
USF&G Corp.                                                                        140,000      2,712,500
                                                                                               19,086,950

Industrial Products (8.4%)
Federal Mogul Corp.                                                                120,000      2,295,000
Morton International, Inc.                                                          73,000      2,263,000
Praxair, Inc.                                                                      122,200      3,268,850
                                                                                                7,826,850
Machinery (3.8%)
Deere & Co.                                                                         23,700      1,928,587
Gidding & Lewis, Inc.                                                               90,000      1,569,375
                                                                                                3,497,962

Pharmaceutical & Health Care (5.6%)
Ventritex, Inc. <F3>                                                               100,000      2,150,000
HealthSouth Corp. <F3>                                                             119,000      3,034,500
                                                                                               5,184,500

Retail (8.3%)
Gap, Inc.                                                                           66,000     $2,376,000
Liz Claiborne, Inc.                                                                140,000      3,535,000
Toys R US, Inc. <F3>                                                                65,000      1,755,000
                                                                                                7,666,000

Technology (20.2%)
Applied Materials, Inc. <F3>                                                        43,000      4,396,750
Computer Associates International, Inc.                                             99,000      4,182,750
Digital Equipment Corp. <F3>                                                        40,000      1,825,000
E M C Corp. <F3>                                                                   139,000      2,519,375
Intel Corp.                                                                         65,000      3,908,125
Lam Resh Corp. <F3>                                                                 32,000      1,912,000
                                                                                               18,744,000

Transportation (6.9%)
AMR Corp. <F3>                                                                      25,000      1,803,126
Ryder Systems, Inc.                                                                100,000      2,537,500
TNT Freightways Corp.                                                              107,000      2,019,625
                                                                                                6,360,251

Utilities (8.0%)
Compania de Teleponos de Chile, S.A. (ADR)                                          40,000      2,765,000
Telefonica de Argentina S.A., Class B (ADR)                                        100,000      2,387,500
Telefonos de Mexico, S.A. (ADR)                                                     73,000      2,317,750
                                                                                                7,470,250

   TOTAL INVESTMENTS (99.8%) <F5>
   (Cost $89,849,335) <F4>                                                                    $92,562,138


Calvert Social Investment Fund
Portfolio of Investments (continued)
September 30, 1995


Notes to Portfolio of Investments:

<F1> Ratings (Unaudited): Moody's Investors Service, Inc's ratings of short-term debt in descending order of quality are: P-1, P-2, and P-3.
Moody's ratings of long-term corporate debt obligations in descending order of quality are: Aaa, Aa, A, and Baa. Moody's ratings of state and municipal notes, in descending order of quality are: MIG1, MIG2, and MIG3. VMIG rating is the same as MIG rating but is designated for issues that have periodic demand features. Moody's rating of municipal bonds, in descending order of quality are: Aaa, Aa, A, and Baa. Moody's ratings of tax-exempt commercial paper, in descending order of quality are: AAA, AA, A, and BBB. Standard & Poor's Corporation commercial paper ratings are:
A-1, A-2, A-3, B, C, D. Standard & Poor's ratings of long-term corporate debt are: AAA, AA, A, BBB. Standard & Poor's ratings of tax-exempt commercial paper, in descending order of quality are: SP1, SP2, and SP3.
For variable rate obligations with a demand feature, S & P ratings are:
A-1+, A-1, A-2, A-3. Numerical modifiers and plus or minus indicate the ranking of a security within its generic rating category. Moody's ratings are indicated before Standard & Poor's in the portfolio of investments. NR:
Obligation is not rated by a commercial credit rating service, such as Moody's Investors Services, Inc., or Standard & Poor's Corporation;
obligation has been determined to be of appropriate quality for the Portfolio by Calvert Asset Management Company, Inc., the Investment
Advisor.

<F2> These certificates of deposit are fully insured by agencies of the federal government.

<F3> These equity securities have not declared dividends in the past twelve months.

<F4> Cost of investments is substantially the same for federal income tax purposes.

<F5> The percentages shown represent the percentage of the investments of net assets.

<F6> Optional tender features make these securities equivalent to short-term instruments.

<F7> Restricted securities representing 2.5% of net assets of the Managed
Growth Portfolio.
<F8> Explanation of Guarantees:
      LOC: Letter of Credit
      BPA: Bond Purchase Agreement

<F9> Abbreviations:
      VRDN: Variable Rate Demand Notes

[/FN]



Calvert Social Investment Fund
Statements of Assets and Liabilities
September 30, 1995

                                                       Money        Managed
                                                      Market         Growth
                                                   Portfolio      Portfolio
Assets
Investments in securities, at value-
see accompanying portfolios                     $152,372,815   $582,683,884
Cash                                                 655,176     11,860,611
Receivable for securities sold                            _     11,592,325
Receivable for shares sold                           630,413        448,225
Interest and dividends receivable                    564,078      3,779,201
Other assets                                           3,615         14,900
     Total assets                                154,226,097    610,379,146

Liabilities
Payable for securities purchased                          _     44,112,447
Payable for shares redeemed                           88,365        508,104
Payable to Calvert Asset Management
Company, Inc.                                         81,170        487,115
Payable to Calvert Shareholder Services, Inc.         40,836         64,725
Payable to Calvert Distributors, Inc.                     _        111,788
Accrued expenses and other liabilities                20,155         48,203
     Total liabilities                               230,526     45,332,382
       Net assets                               $153,995,571   $565,046,764

Net Assets
Net assets consist of:

Paid-in capital applicable to 154,044,216
outstanding shares of beneficial interest,
for the Money Market Portfolio, no par value
(unlimited number of shares authorized)         $154,044,817

Paid-in capital applicable to 17,099,462
outstanding Class A Shares of beneficial
interest, for the Managed Growth Portfolio,
no par value (unlimited number of shares
authorized)                                                    $445,716,999

Paid-in capital applicable to 124,726
outstanding Class C Shares of beneficial
interest, for the Managed Growth Portfolio,
no par value (unlimited number of shares
authorized)                                                       3,670,441

Undistributed net investment income                      594        192,950
Accumulated realized gains (losses)                 (49,840)     61,196,804
Net unrealized appreciation (depreciation)
on investments                                            _     54,269,570
       Net assets                               $153,995,571   $565,046,764


Net Asset Value and Offering
Price Per Share
Money Market Portfolio
   ($153,995,571 divided by 154,044,216
   shares)                                             $1.00
Managed Growth Portfolio
Class A net asset value per share
($ 560,981,363 divided by 17,099,462
Class A Shares)                                                      $32.81
   Maximum sales charge
(4.75% of Class A offering price)                                      1.64
   Offering price per Class A Share                                  $34.45
Class C net asset value and offering price
per share ($ 4,065,401 divided by 124,726
Class C Shares)                                                      $32.60

Calvert Social Investment Fund
Statements of Assets and Liabilities (continued)
September 30, 1995


                                                        Bond         Equity
                                                   Portfolio      Portfolio
Assets
Investments in securities, at value-
see accompanying portfolios                      $60,518,662    $92,562,138
Cash                                               2,304,670             _
Receivable for securities sold                            _        331,147
Receivable for shares sold                            64,179         90,872
Interest and dividends receivable                  1,097,346         79,259
Other assets                                          12,116          8,761
     Total assets                                 63,996,973     93,072,177

Liabilities
Payable to Bank                                           _         20,479
Payable for shares redeemed                           84,415        150,264
Payable to Calvert Asset Management
Company, Inc.                                         47,094        101,242
Payable to Calvert Distributors, Inc.                 11,177         18,716
Payable to Calvert Shareholder Services, Inc.          9,302         18,372
Accrued expenses and other liabilities                 5,897         10,319
     Total liabilities                               157,885        319,392
       Net assets                                $63,839,088    $92,752,785

Net Assets
Net assets consist of:

Paid-in capital applicable to 3,850,136
outstanding Class A Shares of beneficial
interest, for the Bond Portfolio, no par
value (unlimited number of shares
authorized)                                      $62,292,686

Paid-in capital applicable to 56,183
outstanding Class C Shares of beneficial
interest, for the Bond Portfolio, no par value
(unlimited number of shares authorized)              891,224
Paid-in capital applicable to 4,307,175
outstanding Class A Shares of beneficial
interest, for the Equity Portfolio, no par
value (unlimited number of shares authorized)                   $81,095,110

Paid-in capital applicable to 87,218
outstanding Class C Shares of beneficial
interest, for the Equity Portfolio, no
par value (unlimited number of shares
authorized)                                                       1,712,628
Undistributed net investment income                  104,522        188,757
Accumulated realized gains (losses)                (916,277)      7,043,487
Net unrealized appreciation (depreciation)
on investments                                     1,466,933      2,712,803
     Net assets                                  $63,839,088    $92,752,785


Net Asset Value and Offering
Price Per Share
Bond Portfolio
Class A net asset value per share
($62,928,978 _ 3,850,136 Class A Shares)              $16.34
   Maximum sales charge
(3.75% of Class A offering price)                        .64
   Offering price per Class A Share                   $16.98
Class C net asset value and offering price
per share ($910,110 divided by 56,183
Class C Shares)                                       $16.20

Equity Portfolio
Class A net asset value per share
   ($90,950,898 divided by 4,307,175
   Class A Shares)                                                   $21.12
   Maximum sales charge
   (4.75% of Class A offering price)                                   1.05
   Offering price per Class A Share                                  $22.17
   Class C net asset value and offering
    price per share ($1,801,887 divided by
    87,218 Class C Shares)                                           $20.66


Calvert Social Investment Fund
Statements of Operations
Year Ended September 30, 1995
                                                       Money        Managed
                                                      Market         Growth
                                                   Portfolio      Portfolio
Net Investment Income
Investment Income
   Interest income                                $8,589,923    $16,057,100
   Dividend income
  (net of foreign taxes withheld of $85,993)              _      5,590,878
   Total investment income                         8,589,923     21,647,978

Expenses
   Investment advisory fee                           727,343      3,645,338
   Transfer agency fees and expenses                 508,112        851,590
   Distribution Plan expenses:
     Class A                                              _      1,219,694
     Class C                                              _         28,447
   Trustees' fees and expenses                        44,218        164,497
   Custodian fees                                     25,655         60,578
   Registration fees                                  27,656         55,050
   Reports to shareholders                           169,285        404,999
   Professional fees                                  13,425         81,829
   Miscellaneous                                      36,639        268,405
   Reimbursement from Advisor                      (254,578)       (99,859)
       Total expenses                              1,297,755      6,680,568
       Fees paid indirectly                         (24,914)       (60,578)
          Net expenses                             1,272,841      6,619,990

             Net Investment Income                 7,317,082     15,027,988

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)                             (1,883)     61,611,966
Change in unrealized appreciation or
   depreciation                                           _     11,568,497

             Net Realized and Unrealized
             Gain (Loss) on Investments              (1,883)     73,180,463

             Increase (Decrease) in
             Net Assets Resulting
             From Operations                      $7,315,199    $88,208,451

                                                        Bond         Equity
                                                   Portfolio      Portfolio
Net Investment Income
Investment Income
   Interest income                                $4,366,649        $64,138
   Dividend income (net of foreign taxes
     withheld of $39,739 for Equity)                 102,013      1,450,990
      Total investment income                      4,468,662      1,515,128

Expenses
   Investment advisory fee                           400,253        569,589
   Transfer agency fees and expenses                 119,859        246,195
   Distribution Plan expenses:
     Class A                                         121,992        203,878
     Class C                                           5,816         11,918
   Trustees' fees and expenses                        18,850         27,708
   Custodian fees                                     13,248         10,355
   Registration fees                                  26,394         35,853
   Reports to shareholders                            56,674        108,535
   Professional fees                                   (672)         16,628
   Miscellaneous                                      18,962         33,236
   Reimbursement from Advisor                       (12,453)       (14,285)
       Total expenses                                768,923      1,249,610
       Fees paid indirectly                         (13,248)       (10,355)
          Net expenses                               755,675      1,239,255

             Net Investment Income                 3,712,987        275,873

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)                           (916,277)      7,338,427
Change in unrealized appreciation or
   depreciation                                    4,548,221      2,776,172

             Realized and Unrealized
             Gain (loss) on Investments            3,631,944     10,114,599

             Increase (Decrease) in
             Net Assets Resulting
             From Operations                      $7,344,931    $10,390,472


Calvert Social Investment Fund
Statements of Changes in Net Assets

                                                   Money Market Portfolio

                                                  Year Ended     Year Ended
                                               September 30,  September 30,
                                                        1995           1994

  Increase (Decrease) in Net Assets
Operations
   Net investment income                          $7,317,082     $4,333,118
   Net realized gain (loss) on investments           (1,883)        (1,093)

   Increase (Decrease)
   in Net Assets
   Resulting From Operations                       7,315,199      4,332,025

Distributions to shareholders from
   Net investment income                         (7,316,488)    (4,333,118)

Capital share transactions                        10,217,775    (1,204,609)

   Total Increase (Decrease)
   in Net Assets                                  10,216,486    (1,205,702)

Net Assets
   Beginning of year                             143,779,085    144,984,787
   End of year (including undistributed net
     investment income of $594  and $1,207
     for 1995 and 1994, respectively.)          $153,995,571   $143,779,085



                                                Managed Growth Portfolio

                                                 Year Ended      Year Ended
                                               September 30,  September 30,
                                                        1995           1994
Increase (Decrease) in Net Assets
Operations
   Net investment income                         $15,027,988    $16,591,777
   Net realized gain (loss) on investments        61,611,966      3,599,484
   Change in net unrealized appreciation
     or depreciation of investments               11,568,497   (36,184,401)

   Increase (Decrease)
   in Net Assets
   Resulting From Operations                      88,208,451   (15,993,140)

Distributions to shareholders from
   Net investment income:
     Class A shares                             (14,892,978)   (16,695,523)
     Class C shares                                 (58,324)       (19,114)
   Net realized gain on investments:
     Class A shares                              (3,653,404)    (4,229,288)
     Class C shares                                 (16,082)             _
   Total distributions                          (18,620,788)   (20,943,925)

Capital share transactions
     Class A shares                             (20,216,941)     12,773,274
     Class C shares                                1,756,561      1,913,747
   Total capital share transactions             (18,460,380)     14,687,021

   Total Increase (Decrease)
   in Net Assets                                  51,127,283   (22,250,044)

Net Assets
   Beginning of year                             513,919,481    536,169,525
   End of year (including undistributed net
   investment income (loss) of $192,950 and
   ($5,217) for 1995 and 1994, respectively.)   $565,046,764   $513,919,481

                                             Bond Portfolio

                                                  Year Ended     Year Ended
                                               September 30,  September 30,
                                                        1995           1994
Increase (Decrease) in Net Assets
Operations
   Net investment income                          $3,712,987     $3,635,958
   Net realized gain (loss) on investments         (916,277)        794,311
   Change in net unrealized appreciation
     or depreciation of investments                4,548,221    (7,884,739)

   Increase (Decrease)
   in Net Assets Resulting
   From Operations                                7,344,,931    (3,454,470)

Distributions to shareholders from
   Net investment income:
     Class A shares                              (3,578,827)    (3,644,315)
     Class C shares                                 (29,538)        (5,226)
   Net realized gain on investments:
     Class A shares                                (233,208)    (1,779,159)
     Class C shares                                  (1,624)             _
   Tax return of capital:
     Class A shares                                (134,168)             _
     Class C shares                                  (1,107)             _
   Total distributions                           (3,978,472)    (5,428,700)

Capital share transactions
     Class A shares                              (1,981,594)      3,310,933
     Class C shares                                  566,561        325,770
   Total capital share transactions              (1,415,033)      3,636,703

   Total Increase (Decrease)
   In Net Assets                                   1,951,426    (5,246,467)

Net Assets
   Beginning of year                              61,887,662     67,134,129
   End of year (including undistributed net
   investment income of $104,522 and $56,745
   for 1995 and 1994, respectively.)             $63,839,088    $61,887,662




                                            Equity Portfolio

                                                  Year Ended     Year Ended
                                               September 30,  September 30,
                                                        1995           1994
Increase (Decrease) in Net Assets
Operations
   Net investment income                            $275,873       $556,579
   Net realized gain (loss) on investments         7,338,427      5,528,743
   Change in net unrealized appreciation
     or depreciation of investments                2,776,172   (10,125,496)

   Increase (Decrease)
   in Net Assets
   Resulting From Operations                      10,390,472    (4,040,174)

Distributions to shareholders from
   Net investment income:
     Class A shares                                (205,649)    (1,118,836)
     Class C shares                                  (3,766)             _
   Net realized gain on investments:
     Class A shares                              (5,771,214)      (440,405)
     Class C shares                                 (52,194)             _
   Total distributions                           (6,032,823)    (1,559,241)

Capital share transactions
     Class A shares                              (6,258,208)     13,497,939
     Class C shares                                1,012,677        699,951
   Total capital share transactions              (5,245,531)     14,197,890

   Total Increase (Decrease)
   in Net Assets                                   (887,882)      8,598,475

Net Assets
   Beginning of year                              93,640,667     85,042,192
   End of year (including undistributed net
    investment income of $188,757 and
    $122,299 for 1995 and 1994, respectively.)   $92,752,785    $93,640,667


Notes to Financial Statements


Note A_Significant Accounting Policies
General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund operates as a series fund with four separate portfolios: Money Market, Managed Growth, Bond and Equity. Each Portfolio offers shares of beneficial interest. Money Market shares are sold without a sales charge. Managed Growth, Bond and Equity offer both Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) Distribution Plan expenses, (b) class specific expenses, including transfer agency fees, registration fees, reports to shareholders, (c) dividend rates due to (a) and (b) above, (d) exchange privileges and (e) class specific voting rights.

Security Valuation:   Securities for which market quotations are readily
available are valued at the most recent closing price of their primary exchange, or, if closing prices are unavailable, at the bid prices or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term securities maturing within 60 days and all securities held by Money Market are valued at amortized cost which approximates market. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.The Fund maintains, in a segregated account with brokers, liquid assets sufficient to cover, on a daily basis, the current value of written options.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund segregates securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly by Money Market and Bond, quarterly by Managed Growth and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Series' cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B_Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated
Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets: .50 % for Money Market, .70% for both Managed Growth and Equity, and .65% for Bond. Effective June, 1995, Equity began paying a monthly performance fee of plus or minus .20%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Standard & Poor's Composite Stock Price Index.

The Advisor reimburses the Portfolios for their respective operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 1.5% on the first $30 million and 1.0% on the excess of $30 million for Money Market and Bond; 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million for Managed Growth and Equity. Additionally, during the year, other operating expenses of Equity were voluntarily reimbursed by the Advisor.

Calvert Distributors, Inc. (the successor of Calvert Securities Corp. effective April, 1995), both affiliates of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Portfolios to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively. The expenses of Money Market are limited to
 .25% annually of average daily net assets.

The Distributor received the following as its portion of the commissions charged on sales of each Portfolio's shares: $203,099 for Managed Growth, $27,038 for Bond and $63,459 for Equity.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $15,430 plus $600 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustee's fees are allocated to each of the funds served.

Note C_Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were:
                               Managed Growth         Bond         Equity
   Purchases:                    $536,989,755    $19,636,360    $30,467,875
    Sales:                        576,394,316     16,061,612     38,672,144

Money Market held only short-term investments.


The cost of investments owned at September 30, 1995 was substantially the same for federal income tax and financial reporting purposes for each Portfolio. The following table presents the components of net unrealized appreciation (depreciation) and the net realized capital loss carryforwards with expiration dates:

                                  Money     Managed
                                 Market      Growth        Bond      Equity
   Unrealized appreciation           _ $59,509,010  $1,775,076 $16,265,201
   Unrealized depreciation           _ (5,239,440)   (308,143)(13,552,398)
   Capital loss carry forward   $49,840          _     916,381          _
   Expiration dates           1996-2003                    2003

Capital losses may be utilized to offset future capital gains until expiration.

Note D_Capital Share Transactions
The change in net assets resulting from capital share transactions for 1995 and 1994 is indicated below:


                             Money Market Portfolio

                                         Year Ended              Year Ended
                                      September 30,           September 30,
                                               1995                    1994
In dollars and shares:
Shares sold                            $144,488,289            $152,433,209
Reinvestment of dividends                 7,091,284               4,332,756
Shares redeemed                       (141,361,798)           (157,970,574)
                                        $10,217,775            $(1,204,609)


                                 Managed Growth Portfolio
                                                                         Class C Shares
                            Class A Shares Class A Shares Class C Shares From Inception
                                Year Ended     Year Ended     Year Ended   Mar. 1, 1994
                                  Sept. 30,     Sept. 30,      Sept. 30,        Through
                                      1995           1994           1995 Sept. 30, 1994
In dollars:
Shares sold                    $64,112,225    $90,652,987    $2,255,528      $2,000,376
Reinvestment of dividends       17,905,477     20,926,232         73,747         19,353
Shares redeemed              (102,234,643)   (98,805,945)      (572,714)      (105,982)
                             $(20,216,941)    $12,773,274     $1,756,561     $1,913,747

In shares:
Shares sold                      2,095,415      3,056,305         75,390         69,095
Reinvestment of dividends          568,732        706,397          2,501            674
Shares redeemed                (3,364,989)    (3,340,781)       (19,232)        (3,702)
                                 (700,842)        421,921         58,659         66,067



                                           Bond Portfolio

                                                                         Class C Shares
                            Class A Shares Class A Shares Class C Shares From Inception
                                Year Ended     Year Ended     Year Ended    Mar. 1,1994
                                 Sept. 30,      Sept. 30,      Sept. 30,        Through
                                      1995           1994         1995     Sept.30,1994
In dollars:
Shares sold                     $9,721,624    $16,900,209       $755,847       $399,925
Reinvestment of dividends        3,564,799      5,423,418         29,809          5,226
Shares redeemed               (15,268,017)   (19,012,694)      (219,095)       (79,381)
                              $(1,981,594)     $3,310,933       $566,561       $325,770

In shares:
Shares sold                        614,412      1,025,490         47,745         25,124
Reinvestment of dividends          225,438        325,815          1,891            331
Shares redeemed                  (965,822)    (1,153,554)       (13,861)        (5,047)
                                 (125,972)        197,751         35,775         20,408


                                         Equity Portfolio

                                                                         Class C Shares
                                                                         From Inception
                            Class A Shares Class A Shares Class C Shares   Mar. 1, 1994
                               Year Ended     Year Ended      Year Ended        Through
                                 Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
                                      1995           1994           1995           1994
In dollars:
Shares sold                    $15,393,397    $32,896,149     $1,154,662       $765,840
Reinvestment of dividends        5,988,415      1,559,239         55,960             __
Shares redeemed               (27,640,020)   (20,957,449)      (197,945)       (65,889)
                              $(6,258,208)    $13,497,939     $1,012,677       $699,951

In shares:
Shares sold                        800,199      1,639,070         60,778         36,740
Reinvestment of dividends          329,761         70,457          3,001             __
Shares redeemed                (1,442,423)    (1,057,554)       (10,106)        (3,195)
                                 (312,463)        651,973         53,673         33,545



Financial Highlights

                                   Money Market Portfolio

                                        Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,
                                              1995           1994           1993
[S]                                    [C]            [C]            [C]
Net asset value, beginning of year           $1.00          $1.00          $1.00
Income from investment operations
   Net investment income                      .050           .031           .025
Distributions from
   Net investment income                    (.050)         (.031)         (.025)
Net asset value, end of year                 $1.00          $1.00          $1.00
Total return                                 5.13%          3.13%          2.56%
Ratios to average net assets:
   Net investment income                     5.03%          3.07%          2.54%
   Total expenses <F1>                        .89%             _             _
   Net expenses                               .87%           .87%           .87%
   Expenses reimbursed
      and/or waived                           .18%           .18%           .20%
Net assets, end of year (in thousands)    $153,996       $143,779       $144,985
Number of shares outstanding
at end of year (in thousands)              154,044        143,826        145,031



                            Money Market Portfolio

                                        Year Ended     Year Ended
                                     September 30,  September 30,
                                              1992           1991

Net asset value, beginning of year           $1.00          $1.00
Income from investment operations
   Net investment income                      .037           .061
Distributions from
   Net investment income                    (.037)         (.061)
Net asset value, end of year                 $1.00          $1.00
Total return                                 3.79%          6.32%
Ratios to average net assets:
   Net investment income                     3.74%          6.12%
   Total expenses <F1>                          _             _
   Net expenses                               .87%           .87%
   Expenses reimbursed
      and/or waived                           .16%           .13%
Net assets, end of year (in thousands)    $171,340       $193,947
Number of shares outstanding
at end of year (in thousands)              171,407        194,015

[FN]
<F1>  Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.
[/FN]

Financial Highlights (continued)


                                   Managed Growth Portfolio

                                   Class A Shares  Class A Shares
                                        Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,
                                              1995           1994           1993

Net asset value, beginning of year          $28.77         $30.85         $29.35
Income from investment operations
   Net investment income                       .87            .93            .95
   Net realized and unrealized gain
  (loss) on investments                       4.25         (1.83)           1.91
     Total from investment operations         5.12          (.90)           2.86
Distributions from
   Net investment income                     (.87)          (.95)          (.95)
   Net realized gains                        (.21)          (.23)          (.41)
     Total distributions                    (1.08)         (1.18)         (1.36)
Total increase (decrease) in
net asset value                               4.04         (2.08)           1.50
Net asset value, end of year                $32.81         $28.77         $30.85
Total return<F1>                            18.21%        (2.95%)          9.98%
Ratios to average net assets:
   Net investment income                     2.89%          3.14%          3.25%
   Total expenses <F2>                       1.28%             _             _
   Net expenses                              1.26%          1.24%          1.25%
   Expenses reimbursed
      and/or waived                           .02%             _             _
Portfolio turnover                            114%            34%            33%
Net assets, end of year (in thousands)    $560,981       $512,027       $536,170
Number of shares outstanding at
end of year (in thousands)                  17,099         17,800         17,378



[FN]
<F1>  Total return is not  annualized and does not reflect deduction of
Class A front-end sales charge.

<F2> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.
[/FN]


Financial Highlights (continued)


                                   Managed Growth Portfolio

                                                                                 Class C Shares
                                                                                 From Inception
                                                                  Class C Shares   Mar. 1, 1994
                                        Year Ended     Year Ended     Year Ended        Through
                                         Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
                                              1992           1991           1995           1994
Net asset value, beginning of period        $28.42         $25.87         $28.65         $30.43
Income from investment operations
   Net investment income                      1.07           1.20            .54            .51
   Net realized and unrealized gain
  (loss) on investments                       1.82           3.10           4.20         (1.66)
     Total from investment operations         2.89           4.30           4.74         (1.15)
Distributions from
   Net investment income                    (1.95)         (1.00)          (.58)          (.63)
   Net realized gains                        (.01)          (.75)          (.21)             _
     Total distributions                    (1.96)         (1.75)          (.79)          (.63)
Total increase (decrease) in
net asset value                                .93           2.55           3.95         (1.78)
Net asset value, end of period              $29.35         $28.42         $32.60         $28.65
Total return<F2>                            10.71%         17.51%         16.85%        (3.30%)
Ratios to average net assets:
   Net investment income                     3.90%          4.73%          1.61%      1.83%<F1>
   Total expenses <F3>                          _             _          2.51%             _
   Net expenses                              1.28%          1.31%          2.50%      2.47%<F1>
   Expenses reimbursed
      and/or waived                             _             _           .42%      1.46%<F1>
Portfolio turnover                             14%            25%           114%            34%
Net assets, end of period (in thousands)  $419,514       $329,922         $4,065         $1,893
Number of shares outstanding
at end of period (in thousands)             14,292         11,609            125             66



<F1> Annualized
<F2>  Total return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F3> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.

Financial Highlights (continued)


                                   Bond Portfolio

                                    Class A Shares Class A Shares
                                        Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,
                                              1995           1994           1993

Net asset value, beginning of year          $15.49         $17.77         $17.05
Income from investment operations
   Net investment income                       .96            .94           1.08
   Net realized and unrealized gain
  (loss) on investments                        .91         (1.81)            .85
     Total from investment operations         1.87          (.87)           1.93
Distributions from
   Net investment income                     (.93)          (.94)         (1.08)
   Net realized gains                        (.06)          (.47)          (.13)
   Tax return of capital                     (.03)             _             _
     Total distributions                    (1.02)         (1.41)         (1.21)
Total increase (decrease) in
net asset value                                .85         (2.28)            .72
Net asset value, end of year                $16.34         $15.49         $17.77
Total return<F1>                            12.57%        (5.18%)         11.89%
Ratios to average net assets:
   Net investment income                     6.04%          5.64%          6.33%
   Total expenses <F2>                       1.24%             _             _
   Net expenses                              1.22%          1.10%           .79%
   Expenses reimbursed
      and/or waived                             _             _           .20%
Portfolio turnover                             29%            19%            28%
Net assets, end of year (in thousands)     $62,929        $61,573        $67,134
Number of shares outstanding at
end of year (in thousands)                   3,850         3,976           3,778



[FN]
<F1>  Total return is not  annualized and does not reflect deduction of
Class A front-end sales charge.
<F2> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.
[/FN]


Financial Highlights (continued)

                                                         Bond Portfolio

                                                                                 Class C Shares
                                                                                 From Inception
                                                                  Class C Shares   Mar. 1, 1994
                                        Year Ended     Year Ended     Year Ended        Through
                                         Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
                                              1992           1991           1995           1994
Net asset value, beginning of period        $16.48         $15.34         $15.43         $16.71
Income from investment operations
   Net investment income                      1.15           1.21            .80            .45
   Net realized and unrealized gain
  (loss) on investments                        .78           1.15            .87         (1.23)
     Total from investment operations         1.93           2.36           1.67          (.78)
Distributions from
   Net investment income                    (1.15)         (1.21)          (.81)          (.50)
   Net realized gains                        (.21)          (.01)          (.06)             __
   Tax return of capital                        _             _          (.03)             __
     Total distributions                    (1.36)         (1.22)          (.90)          (.50)
Total increase (decrease) in
net asset value                                .57           1.14            .77         (1.28)
Net asset value, end of period              $17.05         $16.48         $16.20         $15.43
Total return<F2>                            12.29%         15.95%         11.21%        (4.13%)
Ratios to average net assets:
   Net investment income                     6.90%          7.63%          4.60%      4.63%<F1>
   Total expenses <F3>                          _             _          2.52%             _
   Net expenses                               .75%           .77%          2.50%      2.41%<F1>
   Expenses reimbursed
      and/or waived                           .24%           .27%          2.14%      9.60%<F1>
Portfolio turnover                             29%            24%            29%            19%
Net assets, end of period (in thousands)   $50,572        $33,259           $910           $315
Number of shares outstanding at
end of period (in thousands)                 2,965          2,018             56             20



<F1> Annualized
<F2>  Total return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F3> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.

Financial Highlights (continued)


                                   Equity Portfolio

                                    Class A Shares Class A Shares
                                        Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,
                                              1995           1994           1993

Net asset value, beginning of year          $20.13         $21.43         $20.03
Income from investment operations
   Net investment income                       .06            .13            .21
   Net realized and unrealized gain
  (loss) on investments                       2.22         (1.04)           1.36
     Total from investment operations         2.28          (.91)           1.57
Distributions from
   Net investment income                     (.04)          (.28)          (.17)
   Net realized gains                       (1.25)          (.11)             _
     Total distributions                    (1.29)          (.39)          (.17)
Total increase (decrease) in
net asset value                                .99        (1.30)            1.40
Net asset value, end of year                $21.12         $20.13         $21.43
Total return<F1>                            12.43%        (4.33%)          7.82%
Ratios to average net assets:
   Net investment income                      .32%           .65%          1.06%
   Total expenses <F2>                       1.38%             _             _
   Net expenses                              1.36%          1.27%          1.13%
   Expenses reimbursed
      and/or waived                             _             _             _
Portfolio turnover                             35%            94%            43%
Net assets, end of year (in thousands)     $90,951        $92,970        $85,042
Number of shares outstanding at
end of year (in thousands)                   4,307          4,620          3,968

[FN]
<F1>  Total return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F2> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.
[/FN]



Financial Highlights (continued)
                                   Equity Portfolio

                                                                                 Class C Shares
                                                                                 From Inception
                                                                  Class C Shares   Mar. 1, 1994
                                        Year Ended     Year Ended     Year Ended        Through
                                         Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
                                              1992           1991           1995           1994
Net asset value, beginning of period        $18.89         $15.86         $19.98         $22.12
Income from investment operations
   Net investment income                       .17            .44          (.03)          (.06)
   Net realized and unrealized gain
     (loss) on investments                    1.20           2.96           2.05         (2.08)
     Total from investment operations         1.37           3.40           2.02         (2.14)
Distributions from
   Net investment income                     (.23)          (.37)          (.09)             _
   Net realized gains                           _             _         (1.25)             _
        Total distributions                  (.23)          (.37)         (1.34)             _
Total increase (decrease) in
   net asset value                            1.14           3.03            .68         (2.14)
Net asset value, end of period              $20.03         $18.89         $20.66         $19.98
Total return<F2>                             7.36%         21.88%         11.16%        (9.14%)
Ratios to average net assets:
      Net investment income (loss)           1.02%          1.94%         (.84%)    (1.06%)<F1>
      Total expenses <F3>                       _             _          2.51%             _
      Net expenses                           1.17%          1.04%          2.50%      2.75%<F1>
   Expenses reimbursed
         and/or waived                          _           .18%          1.07%      4.60%<F1>
Portfolio turnover                             24%            27%            35%            94%
Net assets, end of period (in thousands)   $64,629        $42,642         $1,802           $670
Number of shares outstanding at
   end of period (in thousands)              3,226          2,258             87             34




<F1> Annualized
<F2>  Total return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end
sales charge.
<F3> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.

Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814